UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017

BRT APARTMENTS CORP.
(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

    ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

We are filing this current report on Form 8-K (the "Current Report") to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of Vanguard Heights, a 174 unit multi-family property located at 10362 Old Olive Street Road, Creve Coeur, Missouri ("Vanguard Heights"), for the period from April 1,2016 (commencement of operations) through December 31, 2016, and (ii) Item 9.01(b) our unaudited pro forma financials statements reflecting the acquisition of the Vanguard Heights property.

Vanguard Heights was purchased on April 4, 2017 for $39.6 million, including $29.0 million of mortgage debt obtained in connection with the acquisition. The mortgage loan bears interest at a floating rate of one month LIBOR + 2.50% (3.48% at closing), matures in July 2018, has a nine month extension option and is interest only for the initial loan term. We contributed $9.4 million to this venture for our 78.4% interest.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of property acquired-Vanguard Heights		Page
	(i) Independent Auditor’s Report		1
	(ii) Statement of Revenues and Certain Expenses for the period from April 1, 2016 (commencement of operations) through December 31, 2016		2
	(iii) Notes to Statement of Revenues and Certain Expenses		3
(b)	Unaudited Pro Forma Consolidated Financial Statements		4
	(i) Pro Forma Consolidated Balance Sheet at December 31, 2016		6
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2016		7
	For the three months ended December 31, 2016		8
	(ii) Notes to Pro Forma Consolidated Financial Statements		9
(d)	Exhibits

	Exhibit No.	Title of Exhibit
	23.1	Consent of BDO USA, LLP, dated May 5, 2017

Independent Auditor’s Report

Stockholders and Board of Directors
BRT Apartments Corp.
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 10362 Old Olive Street Road, Creve Coeur, Missouri ("Vanguard Heights") for the period from April 1, 2016 (commencement of operations) through December 31, 2016.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Vanguard Heights for the period from April 1, 2016 (commencement of operations) through ended December 31, 2016, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Apartments Corp. as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Vanguard Heights' revenues and expenses.

/s/ BDO USA, LLP
New York, New York
May 5, 2017

Vanguard Heights
Statement of Revenues and Certain Expenses

From April 1, 2016 (commencement of operations) through December 31, 2016
Revenues:
Rental income	$671,000
Other income	73,000
Rental and other income	744,000

Certain Expenses:
Real estate taxes	39,000
Management fees	77,000
Utilities	112,000
Payroll	355,000
Insurance	52,000
Repairs and maintenance	82,000
Total certain expenses	717,000

Revenues in excess of certain expenses	$27,000

See Independent Auditor’s Report and accompanying notes to the Statement of Revenues and Certain Expenses

Vanguard Heights
Notes to Statement of Revenues and Certain Expenses

1. Organization

Vanguard Heights, located at 10362 Old Olive Street Road, Creve Coeur, Missouri ("Vanguard Heights" or the "Property") is a 174 unit multi-family property. Construction of the property was completed in March 2016 and operations commenced on April 1, 2016.

BRT Apartments Corp. (“BRT” or the “Company”) is a corporation organized in Maryland. BRT is a real estate investment trust, also known as a REIT, that is primarily focused on the ownership, operation and development of multi‑family properties.
On April 4, 2017, a consolidated joint venture comprised of an indirect 78.4% owned subsidiary of the Company and unaffiliated joint venture partners acquired the Property for $39.6 million, including $29.0 million of floating rate mortgage debt.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses of Vanguard Heights has been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Company’s Current Report on Form 8-K. Accordingly, the statement of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Significant Accounting Policies

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants. Leases are generally for a one-year term and have no renewal options.

Repairs and Maintenance

Major replacement and betterments that improve or extend the life of Vanguard Heights are capitalized. Expenditures for ordinary repairs and maintenance are charged to operations as incurred.

3. Subsequent Events

Subsequent events were evaluated through May 5, 2017, the date on which the statements of revenues and certain expenses were available to be issued.

BRT APARTMENTS CORP. AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

Conversion

BRT Apartments Corp., a Maryland corporation, is the successor to BRT Realty Trust, a Massachusetts business trust, pursuant to the conversion of BRT Realty Trust into BRT Apartments Corp. on March 18, 2017.

Acquisitions

On April 4, 2017, TRB Vanguard LLC, an indirect wholly owned subsidiary of BRT Apartments Corp. ("BRT or the "Company"), and an unaffiliated joint venture partner, acquired a 174 unit multi-family property located at 10362 Old Olive Street Road, Creve Coeur, Missouri for $39.6 million including $29.0 million of mortgage debt obtained in connection with the acquisition. The Company owns a 78.4% interest in this venture.

On February 28, 2017, TRB OPOP LLC, an indirect wholly owned subsidiary of the Company and an unaffiliated joint venture partner, acquired a 128 unit multi-family high rise building located at 411 North 8th Street, St. Louis, Missouri ("OPOP Tower") and a 53 unit multi-family loft building located at 901 Locust Street, St. Louis, Missouri ("OPOP Lofts"; and together with OPOP Tower, the "OPOP Properties") for $27.0 million and $8.0 million, respectively, including $20.0 million and $6.2 million, respectively, of mortgage debt obtained in connection with the acquisitions. The Company owns a 75.5% interest in this venture.

On November 10, 2016, TRB Canalside Lofts, LLC, an indirect wholly owned subsidiary of the Company and unaffiliated joint venture partners, acquired a 374 unit multi-family property located at 383 Taylor Street, Columbia, South Carolina (“Canalside Lofts") for $58.3 million, including $41.0 million of mortgage debt assumed in connection with the acquisitions. The Company owns a 32.12% interest in this unconsolidated venture.

On November 4, 2016, Kilburn Crossing, LLC, an indirect wholly owned subsidiary of the Company and an unaffiliated joint venture partner, acquired a 220 unit multi-family property located at 6601 Charmed Way, Fredericksburg, Virginia (“Kilburn Crossing”) for $38.5 million, including $29.9 million of mortgage debt obtained in connection with the acquisition. The Company owns an 80% interest in this venture.

The acquisitions of the OPOP Properties, Canalside Lofts and Kilburn Crossing are referred to collectively as the "Previously Reported Acquisitions."

Presentation

The unaudited pro forma consolidated balance sheet is presented as if the acquisitions of the Vanguard Heights and the Previously Reported Acquisitions had been completed on December 31, 2016. The unaudited pro forma consolidated statement of income for the year ended September 30, 2016 is presented as if the Vanguard Heights and the Previously Reported Acquisitions had been completed on October 1, 2015. The unaudited pro forma consolidated statement of income for the three months ended December 31, 2016, is presented as if the acquisition had been completed on October 1, 2016.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended September 30, 2016.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management; however, such statements do not purport to represent what the Company’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2015, nor do they purport to project the Company’s financial position and results of operations at any future date or for any future period.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At December 31, 2016
(Amounts in thousands, except per share data)

	The Company Historical	Previously Reported Acquisitions	Purchase of Vanguard Heights	The Company Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation	$746,183	$35,557	$40,166	$821,906

Real estate loan	5,900	—	—	5,900
Cash and cash equivalents	51,231	(8,172)	(9,237)	33,822
Restricted cash	6,683	—	—	6,683
Deposits and escrows	18,283	578	194	19,055
Investment in unconsolidated joint ventures	14,672	—	—	14,672
Other assets	6,122	108	124	6,354
Total Assets	$849,074	$28,071	$31,247	$908,392

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$573,577	$25,855	$28,432	$627,864
Junior subordinated notes, net of deferred costs	37,003	—	—	37,003
Accounts payable and accrued liabilities	18,873	96	215	19,184
Total Liabilities	629,453	25,951	28,647	684,051

Commitments and contingencies	—	—	—	—

Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares, $.01 and $1 par value:
authorized 2,000 and 10,000 shares, none issued	—	—	—	—
Common stock $.01 par value, 300,000 shares authorized;
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,306 issued	39,693	—	—	39,693
Additional paid-in capital	161,639	—	—	161,639
Accumulated other comprehensive loss	1,666	—	—	1,666
Accumulated deficit	(32,355)	—	—	(32,355)
Total BRT Apartments Corp. shareholders' equity	170,643	—	—	170,643
Non-controlling interests	48,978	2,120	2,600	53,698
Total Equity	219,621	2,120	2,600	224,341
Total Liabilities and Equity	$849,074	$28,071	$31,247	$908,392

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2016
(Dollars in thousands, except share data)

	The Company Historical	Previously Reported Acquisitions	Purchase of Vanguard Heights		The Company Pro Forma as Adjusted
Revenues:
Rental and other revenues from real estate properties	$90,945	$7,193	$3,094		$101,232
Other income	3,319	—	—		3,319
Total revenues	94,264	7,193	3,094		104,551
Expenses:
Real estate operating expenses - including $1,950 to related parties	43,262	2,778	1,221		47,261
Interest expense	23,878	2,413	1,753	(a)	28,044
Advisor's fees, related party	693	—	—		693
Property acquisition costs - including $2,221 to related parties	3,852	—	—		3,852
General and administrative-including $1,020 to related party	8,536	—	—		8,536
Provision for Federal Tax	700	—	—		700
Depreciation	23,180	2,777	1,594	(b)	27,551
Total expenses	104,101	7,968	4,568		116,637
Total revenues less total expenses	(9,837)	(775)	(1,474)		(12,086)
Gain on sale of real estate assets	46,477	—	—		46,477
Gain on sale of partnership interest	386	—	—		386
Loss on extinguishment of debt	(4,547)	—	—		(4,547)
Equity in earnings of unconsolidated joint ventures	—	200	—		200
Income (loss) from continuing operations	32,479	(575)	(1,474)		30,430
Discontinued Operations:
Loss from discontinued operations	(2,788)	—	—		(2,788)
Gain on sale of partnership interest	15,467	—	—		15,467
Income from discontinued operations	12,679	—	—		12,679
Net income (loss)	45,158	(575)	(1,474)		43,109
Net (income) loss attributable to non-controlling interests	(13,869)	198	319		(13,352)
Net income (loss) attributable to common stockholders	$31,289	$(377)	$(1,155)		$29,757

Basic and diluted per share amounts attributable to common stockholders:
Basic and diluted earnings (loss) per share	$2.23	$(0.02)	$(0.08)		$2.13

Weighted average number of shares of common stock outstanding:
Basic and diluted	14,017,279	14,017,279	14,017,279		14,017,279

See accompanying notes to the pro forma unaudited consolidated financial statements

BRT APARTMENTS CORP. AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Three Months Ended December 31, 2016
(Dollars in thousands, except share data)

	The Company Historical	Previously Reported Acquisitions	Purchase of Vanguard Heights		The Company Pro Forma as Adjusted
Revenues:
Rental and other revenues from real estate properties	$25,029	$1,284	$774		$27,087
Other income	611	—	—		611
Total revenues	25,640	1,284	774		27,698
Expenses:
Real estate operating expenses - including $1,950 to related parties	12,446	540	305		13,291
Interest expense	6,687	425	445	(a)	7,557
Advisor's fees, related party	—	—	—		—
Property acquisition costs - including $2,221 to related parties	—	—	—		—
General and administrative-including $1,020 to related party	2,597	—	—		2,597
Provision for Federal Tax	350	—	—		350
Depreciation	6,297	566	398	(b)	7,261
Total expenses	28,377	1,531	1,148		31,056
Total revenues less total expenses	(2,737)	(247)	(374)		(3,358)
Gain on sale of real estate assets	35,838	—	—		35,838
Loss on extinguishment of debt	(799)	—	—		(799)
Equity in earnings of unconsolidated joint ventures	—	50			50
Net income (loss)	32,302	(197)	(374)		31,731
Net (income) loss attributable to non-controlling interests	(16,532)	59	81		(16,392)
Net income (loss) attributable to common stockholders	$15,770	$(138)	$(293)		$15,339

Basic and diluted per share amounts attributable to common stockholders:
Basic and diluted earnings (loss) per share	$1.13	$(0.01)	$(0.02)		$1.10

Weighted average number of shares of common stock outstanding:
Basic and diluted	13,898,626	13,898,626	13,898,626		13,898,626

BRT APARTMENTS CORP. AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Company include the accounts of the Company and consolidated subsidiaries in which the Company is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Company has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Company’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Other Income”. Investments in entities for which the Company does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.	Notes to the pro forma unaudited consolidated balance sheet and statements of income for Vanguard Heights for the year ended September 30, 2016.

a)	To reflect the interest expense resulting from the mortgage securing Vanguard Heights which expense is calculated an interest rate of 3.48% and includes amortization of deferred financing costs.

b)	To reflect depreciation expense on the estimated useful life of the property of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

By: /s/ George Zweier
George Zweier
May 5, 2017	Vice President and
Great Neck, NY	Chief Financial Officer